Related Party Transactions (United Dominion Realty L.P)	12 Months Ended
Dec. 31, 2011
United Dominion Realty L.P
RELATED PARTY TRANSACTIONS
6.	RELATED PARTY TRANSACTIONS

Receivable due from the General Partner

The Operating Partnership participates in the General Partner’s central cash management program, wherein all the Operating Partnership’s cash receipts are remitted to the General Partner and all cash disbursements are funded by the General Partner. In addition, other miscellaneous costs such as administrative expenses are incurred by the General Partner on behalf of the Operating Partnership. As a result of these various transactions between the Operating Partnership and the General Partner, the Operating Partnership had net receivable balances of $193.6 million and $492.7 million at December 31, 2011 and 2010, respectively, which are reflected as a reduction of capital on the Consolidated Balance Sheets.

Allocation of General and Administrative Expenses

The General Partner provides various general and administrative and other overhead services for the Operating Partnership including legal assistance, acquisitions analysis, marketing and advertising, and allocates these expenses to the Operating Partnership first on the basis of direct usage when identifiable, with the remainder allocated based on its pro-rata portion of UDR’s total apartment homes. During the years ended December 31, 2011, 2010, and 2009, the general and administrative expenses and property management expenses, allocated to the Operating Partnership by UDR were $32.6 million, $32.4 million, and $25.9 million, respectively, and are included in “General and Administrative” expenses and “Property management” expenses on the consolidated statements of operations. In the opinion of management, this method of allocation reflects the level of services received by the Operating Partnership from the General Partner.

Management Fee

During the year ended December 31, 2011, the Operating Partnership entered into a management agreement with a Taxable REIT Subsidiary (“TRS”) of the General Partner. The TRS charges the Operating Partnership 2.75% of gross rental revenues. During the year ended December 31, 2011, the Operating Partnership incurred $3.7 million of management fees under the management agreement.

Guaranty by the General Partner

The Operating Partnership provided a “bottom dollar” guaranty to certain limited partners as part of their original contribution to the Operating Partnership. The guaranty protects the tax basis of the underlying contribution and is reflected on the OP unitholder’s

Schedule K-1 tax form. The guaranty was made in the form of a note payable issued by the Operating Partnership to the General Partner at an annual interest rate of 1.14% and 0.593% at December 31, 2011 and 2010, respectively. Interest payments are made monthly and the note is due December 31, 2012. At December 31, 2011 and 2010, the note payable due to the General Partner was $83.3 million and $78.3 million, respectively.

During the year ended December 31, 2011, the Operating Partnership also provided a guaranty in conjunction with 1,802,239 OP Units issued in partial consideration to the seller for the acquisition of an operating community. The guaranty was made in the form of a note payable issued by the Operating Partnership to the General Partner at an annual interest rate of 5.337%. Interest payments are due monthly and the note matures on August 31, 2021. At issuance and at December 31, 2011, the note payable due to the General Partner was $5.5 million.